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                                                                    Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report of Owosso Corporation (the "Company") on Form 10-Q for the period ending July 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George B. Lemmon, Jr., President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  September 9, 2003

                                       /s/ George B. Lemmon, Jr.
                                           -------------------------------------
                                           George B. Lemmon, Jr.
                                           President and Chief Executive Officer
                                           (principal executive officer,
                                           principal financial officer and
                                           principal accounting officer)